© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. CONFIDENTIAL Transforming financial services for the better. © 20 2 MERIDIANLINK, INC. ALL RIGHTS RESERVED. First Quarter Review May 2022 Exhibit 99.2

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 2 Disclaimer Information in this presentation and the accompanying oral presentation, including any statements regarding MeridianLink’s customer data and other metrics, is based on data and analyses from various sources as of December 31, 2021, unless otherwise indicated. Information in this presentation and the accompanying oral presentation contain forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. Forward- looking statements generally relate to future events or our future financial or operating performance. All statements other than statements of historical fact included in this presentation and the accompanying oral presentation, including statements regarding, and guidance with respect to, our strategy, future operations, financial position, projected costs, projected long-term operating model, our future financial and operational performance, prospects, market size and growth opportunities, future economic conditions, competitive position, strategic initiatives, development or delivery of new or enhanced solutions, technological capabilities, plans, and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. These forward-looking statements are based on management’s current beliefs, based on currently available information, as to the outcome and timing of future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. These risks and uncertainties include our ability to obtain, retain, and expand our customers; our ability to attract new customers; our future financial performance, including trends in revenue, costs of revenue, gross profit or gross margin, operating expenses, and number of customers; our ability to achieve or maintain profitability; our strategic initiatives, including anticipated benefits and integration of an acquisition; our stock repurchase program, including the execution and amount of repurchases; the demand for our products or for our solutions; our ability to compete successfully in competitive markets; our ability to respond to rapid technological changes; and our ability to continue to innovate and develop new products; as well as those set forth in Item 1A. Risk Factors, or elsewhere, in our Annual Report on Form 10-K for the year ended December 31, 2021, and our other SEC filings. We undertake no obligation to update any forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. This presentation contains statistical data, estimates, and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that data nor do we undertake to update such data after the date of this presentation. This presentation includes trademarks, which are protected under applicable intellectual property laws and are the property of MeridianLink, Inc. or its subsidiaries. This presentation also contains trademarks, service marks, copyrights, and trade names of other companies, which are the property of their respective owners and are used for reference purposes only. Such use should not be construed as an endorsement of the platform and products of MeridianLink. Solely for convenience, trademarks and trade names may appear without the ® or ™ symbols, but such references are not intended to indicate that, with respect to our intellectual property, we will not assert, to the fullest extent under applicable law, our rights or the right of the applicable licensor to these trademarks and trade names.

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 3 $89.8M Data Verification Solutions Revenue $182.8M Lending Solutions Revenue MeridianLink at a Glance Growth and Scale Predictable, Recurring & Attractive Margin Profile A leading provider of cloud-based software solutions for financial institutions $272.6M Total Revenue 87% Subscription Fee Revenue 73% Adj. Gross Margin(3) 45% Adj. EBITDA Margin(3) • Provider of SaaS-based lending, credit data and account opening solutions to financial institutions • Serves more than 70 of the leading 100 credit unions(1) and ~60% of Forbes’ 2021 Best CUs & Banks • 664 US-based employees(2) • Headquartered in Costa Mesa, CA • Founded in 1998 • Accelerating platform adoption and capabilities through recently completed acquisitions Note: Financial data as of the LTM period ending March 31, 2022. (1) Source: Credit Unions Online, as of September 2021. (2) As of March 31, 2022. (3) Adj. EBITDA, Adj. EBITDA margin, and Adj. Gross Margin are non-GAAP measures. For a definition and reconciliation of Adj. EBITDA, Adj. EBITDA margin, and Adj. Gross Margin, please refer to the Appendix. 16% Growth 25% Growth 22% Growth

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 4 Our Story 1998 – 2005 Early Years 2006 – 2008 Growth During Recession 2009 – 2018 Organic Growth 2018-2021 Accelerated Growth 2022+ Future Growth Founded in 1998 Released Mortgage Credit LinkTM Launched MeridianLink Consumer and MeridianLink Mortgage Continued volume growth through increased deposits and new product Launched MeridianLink Opening Addition of new clients and increasing volumes Established foundation for Partner Marketplace Thoma Bravo acquisition and CRIF US merger Strong revenue and Adj. EBITDA growth during COVID-19 Launched MeridianLink Portal, MeridianLink Insight and MeridianLink Collect Drove platform adoption and capabilities through TCI, TazWorks, and Saylent acquisitions Initial Public Offering on July 28, 2021 Roll out of MeridianLink One to integrate all lending products and simplify cross-sell Added small business lending capabilities through StreetShares acquisition Accelerate Go To Market and strategic partnerships to drive incremental revenue and client cross-sell growth Pursue full cloud migration to drive enhanced capacity, flexibility and security Ramp sales and marketing team to further distance from competition and accelerate implementation Successfully expanded solutions offerings and client base, achieving a strong track record of growth throughout our operating history

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 5 • Implement systems and processes that are focused on consumer experience and increasing transaction volumes • Define product direction and how to bring capabilities to customers • Build sales and marketing structure and messaging to the market to increase new logo additions • Pursue unrealized upsell and cross-sell in existing client base • Actively build and manage Partner Marketplace relationships Comprehensive Scalable Strategy Rise of SaaS High-quality Customer Base Comprehensive Product Suite 1 2 4 3 5 Digital Lending Tailwinds

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 6 Experienced Team of Software Executives Senior management team with a proven ability to execute Chad Martin Chief Financial Officer 25+ 25+ years of experience years of experience Nicolaas Vlok Chief Executive Officer Charlie Lee Chief Marketing Officer 25+ years of experience Chris Maloof Chief Product Officer 15+ years of experience Tim Nguyen Chief Strategy Officer & Co-Founder 20+ years of experience Alan Arnold Chief Operating Officer 25+ years of experience Nathaniel Barnes Chief Technology Officer 15+ years of experience Doug Piper Chief of Staff 25+ years of experience Liz Rieveley Chief People Officer 15+ years of experience

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 7 Digital Lending Acceleration Has Been Dramatic Late Majority LaggardsInnovators Early Adopters Early Majority 0% 100% COVID-19 fast-tracked the consumer adoption to digital Growth in Digital Transactions Accelerated Growth vs. pre-COVID Substantial Expected Future YoY Increases Continued digital growth expected as laggards follow the market trends Consumer Lending 20 20 Mortgage Lending Consumer lending is at the forefront of a 10+ year digitalization opportunity

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 8 Large TAM with Significant Runway LEVEL 01 LEVEL 02 LEVEL 03 LEVEL 04 LEVEL 05 ~$10B Total Addressable Market MeridianLink serves nearly the entire consumer lending wallet with significant opportunity to expand across the entire addressable market Loan Origination(1) Portfolio & Lending Performance Account Opening & Point-of-Sale Collections Data Access: Consumer Data & CRA Enablement Source: Cornerstone Advisors. (1) Loan origination market size is inclusive of consumer, mortgage, and commercial loan origination.

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 9 Financial Institutions are Projecting Demonstrable Software Spend (1) IDC, Worldwide Public Cloud Services Spending, October 2020. (2) EY Global Banking Outlook 2018. Material software investment growth to drive required digitalization and optimization – empowering CUs and community banks to more effectively compete with tier 1 banks ~$10B ~$19B $8. 0 $10 .0 $12 .0 $14 .0 $16 .0 $18 .0 $20 .0 2019E 2024E Financial services U.S. SaaS spend is expected to double(1) Global banks are prioritizing digital transformation(2) 85% Of global banks surveyed in 2018 cited implementation of a digital transformation program as a key business priority 60%+ Of global banks intend to increase investment in cloud technology

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 10 End-to-End Origination Platform Account Opening Software Collections Software Data Verification Point-of- Sale System Analytics & Business Intelligence FIsBorrowers Personal Loan Credit Card Checking / Savings Mortgage Home Equity Small Business Auto Loan Mortgage & Consumer Loan Origination Software (“LOS”) Certificates of Deposits Partner Marketplace We sit at the center of the financial institution ecosystem, enabling the customer’s journey beginning at account opening

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 11 Financial Institutions are Challenged to Automate Consumer Lending Numerous Consumer Channels Disparate Systems Financial Institution Online Point-of-Sale Mobile Branch Indirect Retail Call Center Lead Generation Verification Origination Credit Agencies Analytics Core Processing Collections Consumer Loans Mortgage Loans Deposit Accounts Deeply complex market plagued with disorganization requiring automation and integration to ensure efficiency

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 12 The Consumer Lending Platform Complete Omni- Channel Experience Streamlines & Automates Mission-Critical Systems Online Point-of-Sale Mobile Branch Indirect Retail Call Center Lead Generation Verification Origination Credit Agencies Analytics Core Processing Collections ✓ Captures consumer wallet ✓ Accelerates loan process ✓ Drives financial institution revenue Financial Institution MeridianLink has built a comprehensive suite of mission-critical solutions for financial institutions to optimize complexity

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 13 Purpose-Built, Consumer Lending Software Suite Consumer LOS Consumer loan origination system and digital lending platform ensuring a frictionless consumer UI Plug-and-play, web- based order fulfillment hub for product ordering Data Verification SolutionsLending Solutions Serving both Financial Institutions and CRA customers TazWorks End-to-end technology solution for the background screening industryA MeridianLink Company Mortgage LOS SaaS-based mortgage loan origination software designed to optimize the end-to-end process White-Label Portal White-label application portal maximizing digital lending profit and efficiency Account Opening Account opening and deposit software platform for all channels and financial product types Partner Marketplace Supports API and SSO integrations from MeridianLink’s extensive partner marketplace Collections Software Robust, powerful, easy-to- use collection platform that maximizes efficiency and minimizes cost Business Intelligence 360-degree approach: from optimizing day-to- day operations to portfolio projections Data Intelligence Data intelligence solution delivering intuitive dashboards, reports and powerful exploratory sandbox Single API to access credit and verification data from dozens of resellers and servicers Credit Verification Credit Engine Personalized end-to-end consumer lending, account, and card marketing automation solution Marketing Automation

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 14 The Next-Generation Unified Platform MeridianLink One unifies the financial institution experience with a powerful, integrated mid-market lending solution to originate consumer and mortgage loans Financial Institutions Borrowers Universal Platform Intelligent Cross-Sell Collections Universal Portal Data & Analytics

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 15 MeridianLink’s Democratization of Credit Our platform helps financial institutions bring equity to lending, placing power in the consumer’s hands Easy-to-Use, Digital Platform Includes mortgage, credit card, personal, auto, home equity, and small business loans Real-Time Decisioning Single origination point across channels— mobile, online, branch, call center, indirect, retail, and kiosk Opportunity Across Nearly All Categories of Consumer Lending Comprehensive Debt Wallet Optimization Extends from initial account opening and deposit taking to new loans and collections Informs the customer how to improve their access to credit today and in the future Enables quick credit approval and instant credit usage, so staff have more time to serve clients’ needs Improves Access To Credit

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 16 Multi-Vector Growth Strategy Expand Product Offerings Enhance Partner Marketplace Monetization Add New Logos Capitalize on Organic Volume Growth Robust Pipeline of M&A Opportunities Multiple actionable initiatives to accelerate growth Pursue Unrealized Upsell & Cross-Sell Key Customer Themes Underpinning Growth Paper-to-Digital Transition in Target Market Competition Among Financial Institutions

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 17 Successful Upsell & Cross Sell 2016 2021 2016 2021 $382k $518kCredit Union #2 (~$1.4B Asset Size) 2016 2021 $34k $341k 2016 2021 $29k $185k6.4x Growth Credit Union #1 (~$500M Asset Size) Credit Union #3 (~$3.4B Asset Size) Credit Union #4 (~$1.8B Asset Size) $26k $601k10.2x Growth 23.2x Growth 1.4x Growth 2016 Products 2021 Products 2016 Products 2021 Products 2016 Products 2021 Products 2016 Products 2021 Products Total Revenue from Selected Customers Financial CU

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 18 Targeting New Logos and Expanding the Sweet Spot for Sales Big Game Hunters Multi-Pronged Direct Sales Focused on Market Segments Up-MarketDown-Market Sweet Spot <$100M AUM $1B - $10B AUM 4,600+ FIs $10B+ AUM 125+ FIs900+ FIs $100M - $1B AUM 4,200+ FIs Inside Sales Focused sales strategies to strategically grow FI base up and down market

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 19 Monetizable, Stable Customer Base 1,900+ Customer Base of Diverse Financial Institutions(1) 60% Forbes’ 2021 list of Best CUs & Banks 70 Top 100 Credit Union Clients(2) Diverse customer base with massive embedded whitespace opportunity (1) As of December 31, 2021. (2) Source: Credit Unions Online, as of September 2021. Credit Unions Specialty Lending Providers Mortgage Lenders Consumer Reporting Agencies Community Banks Regional or Larger Banks Selected Customers Sub-Verticals Served Selected Customer Statistics

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 20 Key MeridianLink Value Drivers – Case Studies EFFICIENCY IMPROVEMENTREVENUE INCREASES COST SAVINGS RISK REDUCTION Drive topline growth and satisfaction: • Enables a higher volume of consumer loans while providing process efficiencies • Enhances member experience, driving satisfaction through accurate pricing and the ability to run different scenarios • Accelerates ability to expand and grow Maximize value-add work: • Automated reports remove manual work, making it easy to analyze processing times, application workflows and productivity • Seamless third-party integrations results in a quick and smooth credit reporting process • Faster loan processing and closing Simplify IT landscape: • Throughput increase leads to time savings and manpower reductions • Enables clients to replace disparate third-party solutions with a robust in-house solution Reduce operational, regulatory and credit risk: • Reduce operational risk (human error) from workflow and automation • Mitigate regulatory risk; capture and report required data • Enable red-flag notifications and hard stops to prevent potential threats during the loan process Pathways Federal Credit Union ~$500M AUM • Doubled loan volume • Enabled the Company to underwrite 20% more loans Kohler Credit Union ~$500M in AUM • Shortened the time it took from a new account to funded loan from 1 day to as fast as 22 minutes • Staff that were not familiar with the lending process could complete ~95% of the application without asking a single question CME Federal Credit Union ~$305M AUM • Saved time using reporting and dashboard flexible functionality because it removed manual work employees were previously doing Premium Credit Bureau ~40,000 Credit Reports per Year • Enabled to track and implement compliance changes and industry standards Comprehensive platform of SaaS solutions allows us to continually innovate to address customer pain points and further their business objectives

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 21 Competitive Landscape Fragmented competitive landscape with numerous legacy solutions Mortgage Loan Origination Data Verification Consumer Loan Origination FIS Fiserv nCino Temenos Q2 Sync1 Systems Calyx OpenClose Ellie Mae Mortgage Cadence Black Knight CBC InnovisCoreLogic Jack Henry & Associates CU Direct Point Solutions Core Providers The MeridianLink Solution ❖ Core competency and focus ❖ Leading consumer lending software ❖ Robust Partner Marketplace ❖ Track record of innovation ❖ Modern, scalable, web-based SaaS software ❖ Comprehensive and Integrated ❖ Powerful loan decision engine ❖ Full digital lending solution ❖ Integrated capabilities for CRAs to meet complex data delivery requirements Homegrown Solutions Checkr HireRight

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 22 Compelling Financial Story Demonstrable Scale $272.6M Total Revenue 87% Subscription Fee Revenue Strong Margin Profile $182.8M Lending Solutions Revenue Attractive Growth 73% Adj. Gross Margin(1) 45% Adj. EBITDA Margin(1) Robust financial profile delivering growth at scale Note: Financial data as of the LTM period ending March 31, 2022. (1) Adj. EBITDA, Adj. EBITDA margin, and Adj. Gross Margin are non-GAAP measures. For a definition and reconciliation of Adj. EBITDA, Adj. EBITDA margin, and Adj. Gross Margin, please refer to the Appendix. $89.8M Data Verification Solutions Revenue 22% Total Revenue Growth 25% Lending Solutions Revenue Growth 16% Data Verification Solutions Revenue Growth

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 23 Revenue & Pricing Model Overview Continuous monetization opportunities Note: Percentage represents percentage of LTM Q1’22A total revenue. RECURRING & TRANSACTIONAL Fees per application or per closed loan (depending on module) with minimums based on application volume • Typically are multi-year contracts with an initial term of three years (non-cancellable without penalty) • For non-mortgage consumer loans, (including personal loans, auto loans, and credit cards), customers pay per- application, regardless of whether the application is accepted or denied ONE-TIME & RECURRING Deployment fees (setup / annual) and revenue share per partner ONE-TIME & RECURRING Setup and implementation fees; managed services; training SUBSCRIPTION FEES PROFESSIONAL SERVICES Other 87% 9% 4%

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 24 Lending Revenues Have Shown Continued Growth at Scale Lending Solutions Revenue Data Verification Solutions Revenue LTM Q1’22A Total Revenue: $273M Strong cash flow at high margins fueling investments in S&M and driving growth % YoY Lending Revenue Growth¹ Revenue from Mortgage Loan Market % of Total Revenue % of Lending Software Solutions % of Data Verification Software Solutions 2020 LTM Q1’22A 12% 93% 8% 70% Mortgage Contribution to Revenue ($ millions) (1) YoY Growth is calculated as either the LTM quarter or fiscal year financial performance divided by financial performance of the same LTM quarter a year earlier or previous fiscal year minus one.

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 25 Recurring Revenue Growth at Scale Total Revenue Quarterly Revenue Breakdown ($ millions) ($ millions) % Subscription Professional Services OtherSubscription Fees Lending Software Solutions Revenue Data Verification Software Solutions Revenue Historical Financials (1) YoY Growth is calculated as current quarter financial performance divided by financial performance of the same quarter a year earlier minus one.

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 26 Mortgage Loan Market Contribution to Revenue Lending Software Solutions Data Verification Software Solutions Revenue from Mortgage Loan Market ($ millions) ($ millions)

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 27 Strong Margin Profile Adj. Gross Profit Adj. EBITDA ($ millions) ($ millions) Gross Profit Gross Profit Margin Adj. EBITDA Adj. EBITDA Margin Note: Adj. EBITDA, Adj. EBITDA margin, and Adj. Gross Margin are non-GAAP measures. For a definition and reconciliation of Adj. EBITDA, Adj. EBITDA margin, and Adj. Gross Margin, please refer to the Appendix.

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 28 Capitalizing on Operating Leverage and Investing in Growth Adj. Sales & Marketing Adj. Research & Development Adj. General & Administrative ($ millions) ($ millions) ($ millions) S&M % of Revenue R&D % of Revenue G&A % of Revenue Note: Adj. Sales & Marketing, Adj. Research & Development, and Adj. General & Administrative expenses are non-GAAP measures. For a definition and reconciliation of non-GAAP operating expenses, please refer to the Appendix.

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 29 Q1 2022 Performance ($ in thousands) Q1 2022A Q1 2021A Delta Consolidated Statements of Operations Data Revenue $72,754 $67,811 $4,943 Gross Profit 48,216 48,335 (119) % Gross Margin 66.3% 71.3% (5.0)% Net Income 7,479 7,231 248 % Net Income Margin 10.3% 10.7% (0.4)% Non-GAAP Financial Data Adj. EBITDA(1) 33,965 34,310 (345) % Adj. EBITDA Margin(2) 46.7% 50.6% (3.9)% (1) We define Adj. EBITDA as net income (loss) before interest expense, taxes, depreciation, amortization, share-based compensation expense, employer payroll taxes on employee stock transactions, certain expenses associated with our IPO, sponsor and third-party acquisition related costs, losses resulting from early repayment of debt, lease termination charges, and deferred revenue reductions from purchase accounting. For a reconciliation of Adj. EBITDA to net income (loss), please refer to the Appendix. (2) Adj. EBITDA margin is defined as our Adj. EBITDA for a particular period divided by our revenues for the same period and expressed as a percentage. Note: This financial information has been prepared by and is the responsibility of our management. Our independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to this preliminary financial data or the accounting treatment thereof and does not express an opinion or any other form of assurance with respect thereto.

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 30 Guidance Update Three Months Ended June 30, 2022 Year Ended December 31, 2022 ($ in thousands) Q2 2021A Low (Estimated) High (Estimated) 2021A Low (Estimated) High (Estimated) Revenue $68,474 $71,500 $73,500 $267,676 $289,000 $293,000 % Growth 38% 4% 7% 34% 8% 9% Adj. EBITDA(1) 33,434 25,000 27,000 123,371 112,000 116,000 % Growth 29% (25)% (19)% 18% (9)% (6)% % Margin(2) 49% 35% 37% 46% 39% 40% (1) We define Adj. EBITDA as net income (loss) before interest expense, taxes, depreciation, amortization, share-based compensation expense, employer payroll taxes on employee stock transactions, certain expenses associated with our IPO, sponsor and third-party acquisition related costs, losses resulting from early repayment of debt, lease termination charges, and deferred revenue reductions from purchase accounting. For a reconciliation of Adj. EBITDA to net income (loss), please refer to the Appendix. (2) Adj. EBITDA margin is defined as our Adj. EBITDA for a particular period divided by our revenues for the same period and expressed as a percentage. Note: This financial information has been prepared by and is the responsibility of our management. Our independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to this preliminary financial data or the accounting treatment thereof and does not express an opinion or any other form of assurance with respect thereto.

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 31 Long-Term Target Operating Model Metric FY 2019 FY 2020 FY 2021 Long-Term Target Gross Margin 69.0% 70.7% 66.5% 74% – 76% Adj. Gross Margin (ex- Amort of Developed Technology)(1) 74.2% 75.3% 73.6% 77% – 79% S&M as a % of Revenue 6.3% 4.7% 6.8% 8% – 10% R&D as a % of Revenue 10.5% 9.4% 13.6% 14% – 16% G&A as a % of Revenue 39.0% 27.4% 31.8% NA Adj. G&A as a % of Revenue(1) 17.9% 10.7% 12.2% 8% – 9% Adjusted EBITDA Margin(1) 42.2% 52.5% 46.1% 43% – 48% (1) Adj. Gross Margin (ex-Amort of Developed Technology), Adj. G&A, and Adj. EBITDA Margin are non-GAAP measures. For a definition and reconciliation of Adj. Gross Margin (ex-Amort of Developed Technology), G&A (ex-D&A), and Adj. EBITDA Margin please refer to the Appendix.

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 32 Unique Investment Opportunity: Summary Investment Highlights 1 A leading SaaS solutions provider supported by strong secular tailwinds and high-growth ~$10B TAM 2 4 Attractive financial profile, combining robust Adj. EBITDA margins with strong revenue growth 5 Significant growth opportunities driven by end-market expansion and substantial monetization opportunities through cross-sell and Partner Marketplace 6 Led by an experienced management team supported by a strong company culture and valued employees 3 Deep relationships with best-in-class financial institutions and measurable ROI to clients Comprehensive suite of mission-critical solutions that address financial institutions’ pain points and accelerate digitalization objectives

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. CONFIDENTIAL Appendix © 20 2 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 34 Disclaimer To supplement the financial measures presented in accordance with generally accepted accounting principles, or GAAP, we provide certain non-GAAP financial measures, such as adjusted EBITDA and adjusted EBITDA margin; non- GAAP operating income (loss); non-GAAP net income (loss); non-GAAP cost of revenue; non-GAAP sales and marketing expenses; non-GAAP research and development expenses; non-GAAP general and administrative expenses; and free cash flow. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Rather, we believe that these non-GAAP financial measures, when viewed in addition to and not in lieu of our reported GAAP financial results, provide investors with additional meaningful information to assess our financial performance and trends, enable comparison of financial results between periods, and allow for greater transparency with respect to key metrics utilized internally in analyzing and operating our business. The following definitions are provided: • Adjusted EBITDA: net income (loss) before interest expense, taxes, depreciation, amortization, share-based compensation expense, employer payroll taxes on employee stock transactions, certain expenses associated with our IPO, sponsor and third-party acquisition related costs, losses resulting from early repayment of debt, lease termination charges, and deferred revenue reductions from purchase accounting • Non-GAAP operating income: GAAP income (loss) from operations, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and sponsor and third-party acquisition-related costs • Non-GAAP net income: GAAP net income (loss), excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and sponsor and third-party acquisition-related costs • Non-GAAP cost of revenue: GAAP cost of revenue, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and amortization of developed technology • Non-GAAP operating expenses: GAAP operating expenses, excluding the impact of share-based compensation and employer payroll taxes on employee stock transactions • Free cash flow: GAAP cash flow from operating activities plus GAAP purchases of property and equipment (Capital Expenditures) and capitalized costs related to developed technology (Capitalized Software) Reconciliations to comparable GAAP financial measures are available in the accompanying schedules, which are posted as part of this earnings presentation on our website. No reconciliation is provided with respect to certain forward- looking non-GAAP financial measures as the GAAP measures are not accessible on a forward-looking basis. We cannot reliably predict all necessary components or their impact to reconcile such financial measures without unreasonable effort. The events necessitating a non-GAAP adjustment are inherently unpredictable and may have a significant impact on our future GAAP financial results.

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 35 Financial Reconciliations Fiscal Year Ending December 31st ($ in thousands) 2020A 2021A Q1 2022A Reconciliation of Net Loss to Adjusted EBITDA(1) Net Income (Loss) $9,151 ($9,996) $7,479 (+) Interest Expense, net 34,686 32,615 4,358 (+/-) Tax Expense (Benefit) 1,792 5,141 2,920 (+) Depreciation & Amortization 40,199 50,453 12,905 (+) Share-Based Compensation Expense 2,841 30,736 3,808 (+) Employer Payroll Taxes on Employee Stock Transactions – 95 145 (+) Expenses Associated with an IPO 395 424 – (+) Sponsor and Third-Party Acquisition Related Costs 3,579 2,348 2,288 (+) Loss on Debt Prepayment – 9,944 – (+) Deferred Revenue Reduction From Purchase Accounting 851 733 62 (+) Impairment of Trademarks 5,362 – – (+) Lease Termination Charges 5,755 879 – Adjusted EBITDA(1) $104,611 $123,372 $33,965 Net Income (Loss) Margin 5% (4)% 10% Adjusted EBITDA Margin(2) 52% 46% 47% (1) We define Adj. EBITDA as net income (loss) before interest expense, taxes, depreciation, amortization, share-based compensation expense, employer payroll taxes on employee stock transactions, certain expenses associated with our IPO, sponsor and third-party acquisition related costs, losses resulting from early repayment of debt, impairment of trademarks, lease termination charges, and deferred revenue reductions from purchase accounting. (2) Adj. EBITDA margin is defined as our Adj. EBITDA for a particular period divided by our revenues for the same period and expressed as a percentage. Adjusted EBITDA

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 36 Financial Reconciliations (Cont’d) ($ in thousands) 2020A 2021A Q1 2022A Revenues, net $199,340 $267,676 $72,754 Cost of revenue 58,354 89,622 24,538 (-) Share-based compensation expense 180 6,478 965 (-) Employer payroll taxes on employee stock transactions – 3 54 (-) Amortization of developed technology 8,874 12,519 3,434 Non-GAAP cost of revenue 49,300 70,622 20,085 Non-GAAP gross profit $150,040 $197,054 $52,669 Non-GAAP gross margin 75% 74% 72% Non-GAAP Gross Margin ($ in thousands) 2020A 2021A Q1 2022A Net income (loss) $9,151 ($9,996) $7,479 (+) Share-based compensation expense 2,841 30,736 3,808 (+) Employer payroll taxes on employee stock transactions – 95 145 (+) Sponsor and third-party acquisition related costs 3,579 2,348 2,288 Non-GAAP net income $15,571 $23,183 $13,720 Non-GAAP basic net income per share $0.30 $0.36 $0.17 Non-GAAP diluted net income per share 0.29 0.35 0.17 Weighted average shares used to compute Non-GAAP basic net income per share 51,153,041 63,813,770 79,974,071 Weighted average shares used to compute Non-GAAP diluted net income per share 53,840,116 67,130,479 82,228,936 Non-GAAP net income margin 8% 9% 19% Non-GAAP Net Income

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 37 Financial Reconciliations (Cont’d) ($ in thousands) 2020A 2021A Q1 2022A Sales and marketing $9,371 $18,122 $4,743 (-) Share-based compensation expense 370 2,247 385 (-) Employer payroll taxes on employee stock transactions – 11 19 Non-GAAP sales and marketing $9,001 $15,864 $4,339 % of revenue 5% 6% 6% Non-GAAP Sales and Marketing Expense ($ in thousands) 2020A 2021A Q1 2022A Research and development $18,691 $36,336 $8,409 (-) Share-based compensation expense 339 7,453 1,077 (-) Employer payroll taxes on employee stock transactions – 8 40 Non-GAAP research and development $18,352 $28,875 $7,292 % of revenue 9% 11% 10% Non-GAAP Research and Development Expense ($ in thousands) 2020A 2021A Q1 2022A General and administrative $54,640 $85,160 $18,187 (-) Share-based compensation expense 1,952 14,558 1,381 (-) Employer payroll taxes on employee stock transactions – 73 32 (-) Depreciation expense 2,516 2,303 561 (-) Amortization of intangibles 28,809 35,631 8,910 Non-GAAP general and administrative $21,363 $32,595 $7,303 % of revenue 11% 12% 10% Non-GAAP General and Administrative Expense

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 38 Balance Sheet Highlights ($ in thousands) 2020A 2021A Q1 2022A Total current assets $72,174 $147,956 $188,916 Property and equipment, net 7,600 5,989 5,613 Intangible assets, net 328,032 298,597 287,854 Other assets 555,899 573,351 572,807 Total assets $963,705 $1,025,893 $1,055,190 Total current liabilities $152,801 $43,848 $60,976 Long-term debt, net of debt issuance costs 516,877 425,371 424,712 Other liabilities 543 396 1,647 Total liabilities $670,221 $469,615 $487,335 Preferred stock $319,913 – – Stockholders’ equity/members’ deficit (26,429) 556,278 567,855 Total preferred units and stockholders’ equity/members’ deficit $293,484 $556,278 $567,855 Total liabilities, preferred units, and stockholders’ equity/members’ deficit $963,705 $1,025,893 $1,055,190

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 39 Net Leverage ($ in thousands) 2020A 2021A Q1 2022A Term loan – $435,000 $435,000 First lien $406,255 – – Second lien 125,000 – – Paycheck Protection Program loan 2,142 – – Total principal payments due 533,397 435,000 435,000 (-) Debt issuance costs 13,565 7,490 7,032 (-) Cash and cash equivalents 37,739 113,645 146,746 Net Leverage $482,093 $313,865 $281,222 LTM Adjusted EBITDA 104,611 123,372 123,026 Leverage multiple 4.6x 2.5x 2.3x

© 2022 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 40 InvestorRelations@meridianlink.com © 20 2 MERIDIANLINK, INC. ALL RIGHTS RESERVED.